UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 12, 2020

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

SUCCESS ENTERTAINMENT GROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

215 North Jefferson, Box 591, Ossian, Indiana	46777
(Address of principal executive offices)	(Zip Code)

(260) 490-9990
(Registrant's telephone number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 10, 2020, the Board of Directors (the “Board”) of Success Entertainment Group International Inc. (the “Company”), approved the resolution to authorize the Chairman to engage Skyline Corporate Communications Group, LLC (“Skyline”) to advise the Company as further described in the attached Exhibit 10.1.

The Board approved on June 10, 2020 the resolution to authorize William Robinson as Chairman, CEO, President, Secretary/Treasurer to instruct VStock Transfer to issue restricted common stock to Skyline as described in Exhibit 10.2.  This resolution would be in the best interest and strategy of the Company to compensate Skyline with restricted common stock for the consulting services it has agreed to provide the Company.

The Board approved on June 10, 2020 the resolution to authorize the Chairman to enter into a contractual agreement (“the Data Delivery Agreement”) with Cicero Transact Group, Inc (“Cicero”), to provide the Company 750,000 data leads, four (4) websites, and agree to engage Cicero in a services agreement as further described in the attached 10.3 and 10.4 in exchange for a total of 10,000,000 (Ten Million) restricted common stock to Cicero.

The Board approved on June 10, 2020 the resolution to authorize William Robinson as Chairman, CEO, President, Secretary/Treasurer to instruct VStock Transfer to issue 10,000,000 (Ten Million) restricted common stock to Cicero as described in Exhibits 10.3 and 10.4.  This resolution would be in the best interest and strategy of the Company to compensate Cicero Transact Group, Inc. with restricted common stock for their data leads and websites it has agreed to provide the Company.

The Board approved on June 10, 2020 the resolution to authorize William Robinson as Chairman, CEO, President, Secretary/Treasurer to sign on behalf of the Company, vendor agreements as he determines necessary to advance the progress of the Company.

A copy of the press release announcing the transaction is attached as Exhibit 10.5 and is incorporated by reference herein.

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Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Written Consent of Directors for SEGN - 06/10/20
10.2	Skyline Corporation Communications Group, LLC Advisory Services Agreement - 06/03/20
10.3	Cicero Data Delivery Agreement
10.4	Cicero Services Agreement
10.5	Press release dated June 12, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2020	By:	/s/ William Robinson
William Robinson
CEO, Secretary, and Director

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